AMENDMENT
To
Transfer Agency and Service Agreement
Between
DST Asset Manager Solutions, Inc. (f/k/a Boston Financial Data Services, Inc.)
And
American Beacon Funds
American Beacon Select Funds
American Beacon Intuitional Funds Trust

This Amendment is made as of this 25th day of February 2019, by DST Asset Manager Solutions, Inc. (f/k/a Boston Financial Data Services, Inc.) (the “Transfer Agent”) and each of American Beacon Funds, American Beacon Select Funds, and American Beacon Institutional Funds Trust (each a “Fund”, collectively the “Funds”).  In accordance with Section 15 (Additional Funds/Portfolios) and Sections 16.1 and/or 17 (Amendment) of the Transfer Agency and Service Agreements between American Beacon Funds and the Transfer Agent dated January 1, 1998, as amended, between American Beacon Select Funds and the Transfer Agent dated December 31, 1999, as amended and between American Beacon Institutional Funds Trust and the Transfer Agent dated March 22, 2017, as amended (together, the “Agreements”), the parties desire to amend each Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

1.	Schedule A. Any current Schedule A to the Agreements is hereby added to, replaced and/or superseded with the Schedule A attached hereto dated February 25, 2019; and

2.	All defined terms and definitions in the Agreements shall be the same in this Amendment (the “February 25, 2019 Amendment”) except as specifically revised by this Amendment; and

3.	Except as specifically set forth in this February 25, 2019 Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this February 25, 2019 Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

AMERICAN BEACON FUNDS AMERICAN BEACON SELECT FUNDS AMERICAN BEACON INSTITUTIONAL FUNDS TRUST	DST Asset Manager Solutions, Inc.

By:/s/Terri McKinney	By: /s/Rahul Kanwar

Name: Terri McKinney	Name: Rahul Kanwar

Title: Vice President	Title: Authorized Representative
As an Authorized Officer on behalf of each of the Funds indicated on Schedule A

SCHEDULE A
Effective: February 25, 2019

INSTITUTIONAL CLASS
Acadian Emerging Markets Managed Volatility Fund - Inst. Class
AHL Managed Futures Strategy Fund - Inst. Class
AHL TargetRisk Fund - Inst. Class
Alpha Quant Core Fund - Inst. Class
Alpha Quant Dividend Fund - Inst. Class
Alpha Quant Quality Fund - Inst. Class
Alpha Quant Value Fund - Inst. Class
ARK Transformational Innovation Fund - Inst. Class
Bahl & Gaynor Small Cap Growth Fund - Inst. Class
Balanced Fund - Inst. Class
Bridgeway Large Cap Growth Fund - Inst. Class
Bridgeway Large Cap Value Fund - Inst. Class
Continuous Capital Emerging Markets Fund - Inst. Class
Crescent Short Duration High Income Fund - Inst. Class
Frontier Markets Income Fund - Inst. Class
Garcia Hamilton Quality Bond Fund - Inst. Class
GLG Total Return Fund - Inst. Class
International Equity Fund - Inst. Class
Ionic Strategic Arbitrage Fund - Inst. Class
Large Cap Value Fund - Inst. Class
Mid-Cap Value Fund - Inst. Class
SGA Global Growth Fund - Inst. Class (1)
Shapiro Equity Opportunities Fund - Inst. Class
Shapiro SMID Cap Equity Fund - Inst. Class
SiM High Yield Opportunities Fund - Inst. Class
Small Cap Value Fund - Inst. Class
Sound Point Floating Rate Income Fund - Inst. Class
SSI Alternative Income Fund - Inst. Class (2)
Stephens Mid-Cap Growth Fund - Inst. Class
Stephens Small Cap Growth Fund - Inst. Class
The London Company Income Equity Fund - Inst. Class
Tocqueville International Value Fund - Inst. Class
TwentyFour Strategic Income Fund - Inst. Class
Zebra Small Cap Equity Fund - Inst. Class

R6 CLASS
Bridgeway Large Cap Growth Fund- R6 Class
Bridgeway Large Cap Value Fund - R6 Class
Garcia Hamilton Quality Bond Fund - R6 Class (3)
International Equity Fund - R6 Class
Large Cap Value Fund - R6 Class
Mid-Cap Value Fund - R6 Class
Small Cap Value Fund - R6 Class
Stephens Mid-Cap Growth Fund - R6 Class
Stephens Small Cap Growth Fund - R6 Class (4)

SCHEDULE A
Effective: February 25, 2019

INVESTOR CLASS
Acadian Emerging Markets Managed Volatility Fund - Investor Class
AHL Managed Futures Strategy Fund - Investor Class
AHL TargetRisk Fund - Investor Class
Alpha Quant Core Fund - Investor Class
Alpha Quant Dividend Fund - Investor Class
Alpha Quant Quality Fund - Investor Class
Alpha Quant Value Fund - Investor Class
ARK Transformational Innovation Fund - Investor Class
Bahl & Gaynor Small Cap Growth Fund - Investor Class
Balanced Fund - Investor Class
Bridgeway Large Cap Growth Fund - Investor Class
Bridgeway Large Cap Value Fund - Investor Class
Continuous Capital Emerging Markets Fund - Investor Class
Crescent Short Duration High Income Fund - Investor Class
Frontier Markets Income Fund - Investor Class
Garcia Hamilton Quality Bond Fund - Investor Class
GLG Total Return Fund - Investor Class
International Equity Fund - Investor Class
Ionic Strategic Arbitrage Fund - Investor Class
Large Cap Value Fund - Investor Class
Mid-Cap Value Fund - Investor Class
SGA Global Growth Fund - Investor Class (1)
Shapiro Equity Opportunities Fund - Investor Class
Shapiro SMID Cap Equity Fund - Investor Class
SiM High Yield Opportunities Fund - Investor Class
Small Cap Value Fund - Investor Class
Sound Point Floating Rate Income Fund - Investor Class
SSI Alternative Income Fund - Investor Class (2)
Stephens Mid-Cap Growth Fund - Investor Class
Stephens Small Cap Growth Fund - Investor Class
The London Company Income Equity Fund - Investor Class
Tocqueville International Value Fund - Investor Class
TwentyFour Strategic Income Fund - Investor Class
Zebra Small Cap Equity Fund - Investor Class

ADVISOR CLASS
Balanced Fund - Advisor Class
International Equity Fund - Advisor Class
Large Cap Value Fund - Advisor Class
Mid-Cap Value Fund - Advisor Class
Small Cap Value Fund - Advisor Class

SCHEDULE A
Effective: February 25, 2019

A CLASS
Acadian Emerging Markets Managed Volatility Fund - A Class
AHL Managed Futures Strategy Fund - A Class
ARK Transformational Innovation Fund - A Class
Bahl & Gaynor Small Cap Growth Fund - A Class
Balanced Fund - A Class
Bridgeway Large Cap Growth Fund - A Class
Bridgeway Large Cap Value Fund - A Class
Crescent Short Duration High Income Fund - A Class
Frontier Markets Income Fund - A Class
GLG Total Return Fund - A Class
International Equity Fund - A Class
Ionic Strategic Arbitrage Fund - A Class
Large Cap Value Fund - A Class
Mid-Cap Value Fund - A Class
SGA Global Growth Fund - A Class (1)
SiM High Yield Opportunities Fund - A Class
Small Cap Value Fund - A Class
Sound Point Floating Rate Income Fund - A Class
Stephens Mid-Cap Growth Fund - A Class
Stephens Small Cap Growth Fund - A Class
The London Company Income Equity Fund - A Class
TwentyFour Strategic Income Fund - A Class
Zebra Small Cap Equity Fund - A Class

C CLASS
Acadian Emerging Markets Managed Volatility Fund - C Class
AHL Managed Futures Strategy Fund - C Class
ARK Transformational Innovation Fund - C Class
Bahl & Gaynor Small Cap Growth Fund - C Class
Balanced Fund - C Class
Bridgeway Large Cap Growth Fund - C Class
Bridgeway Large Cap Value Fund - C Class
Crescent Short Duration High Income Fund - C Class
Frontier Markets Income Fund - C Class
GLG Total Return Fund - C Class
International Equity Fund - C Class
Ionic Strategic Arbitrage Fund - C Class
Large Cap Value Fund - C Class
Mid-Cap Value Fund - C Class
SGA Global Growth Fund - C Class (1)
SiM High Yield Opportunities Fund - C Class
Small Cap Value Fund - C Class
Sound Point Floating Rate Income Fund - C Class
Stephens Mid-Cap Growth Fund - C Class
Stephens Small Cap Growth Fund - C Class

SCHEDULE A
Effective: February 25, 2019

C CLASS (cont)
The London Company Income Equity Fund - C Class
TwentyFour Strategic Income Fund - C Class
Zebra Small Cap Equity Fund - C Class

Y CLASS
Acadian Emerging Markets Managed Volatility Fund - Y Class
AHL Managed Futures Strategy Fund - Y Class
AHL TargetRisk Fund - Y Class
Alpha Quant Core Fund - Y Class
Alpha Quant Dividend Fund - Y Class
Alpha Quant Quality Fund - Y Class
Alpha Quant Value Fund - Y Class
ARK Transformational Innovation Fund - Y Class
Bahl & Gaynor Small Cap Growth Fund - Y Class
Balanced Fund - Y Class
Bridgeway Large Cap Growth Fund - Y Class
Bridgeway Large Cap Value Fund - Y Class
Continuous Capital Emerging Markets Fund - Y Class
Crescent Short Duration High Income Fund - Y Class
Frontier Markets Income Fund - Y Class
Garcia Hamilton Quality Bond Fund - Y Class
GLG Total Return Fund - Y Class
International Equity Fund - Y Class
Ionic Strategic Arbitrage Fund - Y Class
Large Cap Value Fund - Y Class
Mid-Cap Value Fund - Y Class
SGA Global Growth Fund - Y Class (1)
Shapiro Equity Opportunities Fund - Y Class
Shapiro SMID Cap Equity Fund - Y Class
SiM High Yield Opportunities Fund - Y Class
Small Cap Value Fund - Y Class
Sound Point Floating Rate Income Fund - Y Class
SSI Alternative Income Fund - Y Class (2)
Stephens Mid-Cap Growth Fund - Y Class
Stephens Small Cap Growth Fund - Y Class
The London Company Income Equity Fund - Y Class
Tocqueville International Value Fund - Y Class
TwentyFour Strategic Income Fund - Y Class
Zebra Small Cap Equity Fund - Y Class

ULTRA CLASS
GLG Total Return Fund - Ultra Class
TwentyFour Strategic Income Fund - Ultra Class

SCHEDULE A
Effective: February 25, 2019

SP CLASS
Sound Point Floating Rate Income Fund - SP Class

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST
American Beacon Diversified Fund

AMERICAN BEACON SELECT FUND
U.S. Government Money Market Select Fund

(1)	Conversion to Virtus expected on or about May 3, 2019
(2)	Launch expected on or about May 17, 2019
(3)	Launch expected on or about February 28, 2019
(4)	Launch expected on or about April 30, 2019